InfraCap REIT Preferred ETF (the “Fund”),

a series of ETFis Series Trust I

Supplement dated July 10, 2017 to the

Prospectus dated February 3, 2017

Important Notice to Investors

The following information replaces in its entirety the first paragraph appearing under the heading “Investing in the Fund – Distributions” in the Fund’s prospectus:

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Investors should retain this supplement with the

prospectus for future reference.

InfraCap REIT Preferred ETF (the “Fund”),

a series of ETFis Series Trust I

Supplement dated July 10, 2017 to the

Statement of Additional Information (“SAI”) dated February 3, 2017

Important Notice to Investors

The following information replaces in its entirety the first paragraph appearing under the heading “Dividends and Distributions” in the Fund’s SAI:

GENERAL POLICIES. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986 (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Investors should retain this supplement with the

SAI for future reference.